    As filed with the Securities and Exchange Commission on September 6, 2001
                                            Registration No. 333-_______________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    Form S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            INFORMATION HOLDINGS INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                             06-1518007
-------------------------------                           ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                          2777 Summer Street, Suite 209
                           Stamford, Connecticut 06905
                                 (203) 961-9106
                                 --------------
          (Address, including zip code, and telephone number, including area code, of principal executive offices)

                INFORMATION HOLDINGS INC. 1998 STOCK OPTION PLAN
                ------------------------------------------------

                                 Mason P. Slaine
                      President and Chief Executive Officer
                            Information Holdings Inc.
                          2777 Summer Street, Suite 209
                           Stamford, Connecticut 06905
                                 (203) 961-9106
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    COPY TO:
                                Steven J. Gartner
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                               New York, NY 10019
                                 (212) 728-8000

                             CALCULATION OF REGISTRATION FEE
----------------------- ------------- ----------------- ------------------- ------------
Title of securities to  Amount to be  Proposed maximum  Proposed maximum    Amount of
be registered           registered    offering price    aggregate offering  registration
                        (1)           per share (2)     price (2)           fee
----------------------- ------------- ----------------- ------------------- ------------
Common Stock, par       600,000       $20.64500         $12,387,000         $3,096.75
value $0.01 per share


(1) Represents the shares of common stock of Information Holdings Inc. (the "Common
Stock") issuable pursuant to the Information Holdings Inc. 1998 Stock Option Plan. In
addition, this Registration Statement covers an indeterminable number of additional shares as may hereafter be offered or issued, pursuant to the Plan, to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without the receipt of consideration.

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act of 1933 (the "Securities
Act").

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents, filed with the Securities and Exchange Commission (the "Commission") by Information Holdings Inc., a Delaware corporation (the "Company"), are incorporated by reference into the Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2000, filed on March 27, 2001, pursuant to the Securities Exchange Act of 1934 (the "Exchange Act");

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 15, 2001, pursuant to the Exchange Act;

     (c) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed on August 14, 2001, pursuant to the Exchange Act;

     (d) The Company's Current Reports on Form 8-K, filed on January 22, 2001 and March 29, 2001, respectively, pursuant to the Exchange Act;

     (e) The Company's Registration Statement on Form S-8 (Registration No. 333-63325), filed on July 14, 2000, pursuant to the Exchange Act;

     (f) The description of the Company's common stock, par value $0.01 per share (the "Common Stock"), incorporated by reference into the Company's Registration Statement on Form 8-A, filed on August 4, 1998, pursuant to the Exchange Act, and contained in the Registration Statement on Form S-1 (Registration No. .333-56665), filed on August 4, 1998, as amended.

     In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all the securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents with the Commission. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

Item 8. EXHIBITS

Exhibit No.

5                   Opinion of Willkie Farr & Gallagher

23.1                Consent of Ernst & Young LLP

23.2                Consent of Willkie Farr & Gallagher (included in Exhibit 5)

24                  Power of Attorney (reference is made to the signature page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Stamford, Connecticut on September 6, 2001.

                                       INFORMATION HOLDINGS INC.

                                       By: /s/ Mason P. Slaine
                                           ------------------------------
                                           Mason P. Slaine
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Mason P. Slaine and Vincent A. Chippari, as his true and lawful attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to this registration statement, (ii) any registration statement relating to this offering that is to be effective upon filing pursuant to rule 462(b) under the Securities Act of 1933, as amended, (iii) any exhibits to any such registration statement or pre-effective or post-effective amendments, (iv) any and all applications and other documents in connection with any such registration statement or pre-effective or post-effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable Information Holdings Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date

/s/ Mason P. Slaine         President, Chief Executive         September 6, 2001
------------------------    Officer and Director (Principal
Mason P. Slaine             Executive Officer)

/s/ Vincent A. Chippari     Executive Vice President and       September 6, 2001
------------------------    Chief Financial Officer
Vincent A. Chippari         (Principal Accounting Officer
                            and Principal Financial Officer)

/s/ Michael E. Danziger     Director                           September 6, 2001
------------------------
Michael E. Danziger

/s/ David R. Haas           Director                           September 6, 2001
------------------------
David R. Haas

/s/ Sidney Lapidus          Director                           September 6, 2001
------------------------
Sidney Lapidus

/s/ David E. Libowitz       Director                           September 6, 2001
------------------------
David E. Libowitz

                               INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit
----------         ----------------------

5                  Opinion of Willkie Farr & Gallagher.

23.1               Consent of Ernst & Young LLP

23.2               Consent of Willkie Farr & Gallagher (included in Exhibit 5)

24                 Power of Attorney (reference is made to the signature page)